UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  January 24, 1995




                         CAROLINA FIRST CORPORATION
          (Exact name of registrant as specified in its charter)




          South Carolina              0-15083              57-0824914
     (State of other juris-         (Commission          (IRS Employer
     diction of incorporation)      File Number)         Identification Number)


     102 South Main Street, Greenville, South Carolina             29601
     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (803) 255-7900




                The Exhibit Index appears on page 4 hereof.

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Item 5.   Other Events

     On January 24, 1995, Carolina First Bank entered into the Pooling and Servicing Agreement dated as of December 31, 1994 (the "Pooling and Servicing Agreement") between the Bank, as Seller and Master Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee"), which Pooling and Servicing Agreement created the Carolina First Credit Card Master Trust (the "Trust"). In connection with the entry into the Pooling and Servicing Agreement, the 1994-A Supplement dated as of December 31, 1994 between the Bank, as Seller and Master Servicer, and the Trustee (the "Supplement") was also executed, which Supplement supplemented the Pooling and Servicing Agreement (the Supplement, together with the Pooling and Servicing Agreement, being referred to hereinafter as the "Pooling Agreement").

     In connection with the entry into the Pooling Agreement, the Trust issued and sold to The Mitsubishi Trust and Banking Corporation, New York Branch (the "Purchaser") the $70,000,000 Floating Rate Asset Backed Certificates, Series 1994-A, Class A and $15,000,000 Floating Rate Asset Backed Certificates, Series 1994-A, Class R, (collectively, the "Offered Certificates") which represented undivided fractional interests in the Trust, pursuant to purchase agreements dated as of January 24, 1995 among the Bank, the Purchaser and the Trustee.

     Simultaneously with the issuance and sale of the Offered Certificates, the Trust issued to Carolina First Bank, pursuant to the Pooling Agreement, $17,500,000 Asset Backed Certificates, Series 1994-A, Class B (the "Class B Certificates" and, together with the Offered Certificates, the "Certificates"). The Certificates represent undivided interests in the Trust. The Class A Certificates rank on a parity with the Class R Certificates and the Class B Certificates will be subordinated to the Offered Certificates, in each case as described in the Pooling Agreement.

     In connection with the transactions described above, Carolina First Bank received proceeds of approximately $66,000,000. The Pooling and Servicing Agreement and the Supplement, attached hereto as exhibits, are incorporated herein by reference. The Company will provide to the Commission, upon request, any other documents entered into in connection with the above described transaction and referenced in the Pooling Agreement.


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of the Businesses Acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not Applicable.

     (c)  Exhibits.

          28.1 The Pooling and Servicing Agreement dated as of December 31, 1994 between Carolina First Bank, as Seller and Master Servicer, and The Chase Manhattan Bank, as Trustee.

          28.2 The 1994-A Supplement dated as of December 31, 1994 between Carolina First Bank, as Seller and Master Servicer, and The Chase Manhattan Bank, as Trustee.

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAROLINA FIRST CORPORATION



February 6, 1995                        By:  /s/ William S. Hummers III
                                        William S. Hummers III
                                        Executive Vice President

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Exhibit Index


28.1 The Pooling and Servicing Agreement dated as of December 31, 1994 between Carolina First Bank, as Seller and Master
          Servicer, and The Chase Manhattan Bank, as Trustee.

28.2 The 1994-A Supplement dated as of December 31, 1994 between Carolina First Bank, as Seller and Master Servicer, and The Chase Manhattan Bank, as Trustee.

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